EXHIBIT 24

                                POWER OF ATTORNEY

The  undersigned  hereby  constitutes  and  appoints Thomas M. O'Flynn and James
T. Foran, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated ("PSEG") to sign the Registration Statement on Form S-8 to be filed by PSEG with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 15.0 million shares of PSEG's Common Stock without par value, (which shares are to be offered pursuant to the Public Service Enterprise Group Incorporated 2001 Long-Term Incentive Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 31st day of July, 2001.


E. JAMES FERLAND                                     ALBERT R. GAMPER, JR.
----------------------                               ----------------------
E. James Ferland                                     Albert R. Gamper, Jr.


THOMAS O'FLYNN                                       RAYMOND V. GILMARTIN
---------------------                                ----------------------
Thomas O'Flynn                                       Raymond V. Gilmartin


PATRICIA A. RADO                                     CONRAD K. HARPER
----------------------                               ----------------------
Patricia A. Rado                                     Conrad K. Harper


ERNEST H. DREW                                       SHIRLEY ANN JACKSON
----------------------                               ----------------------
Ernest H. Drew                                       Shirley Ann Jackson


T. J. DERMOT DUNPHY                                  MARILYN M. PFALTZ
----------------------                               ----------------------
T.J. Dermot Dunphy                                   Marilyn M. Pfaltz


                                                     RICHARD J. SWIFT
                                                     ----------------------
                                                     Richard J. Swift